UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 19, 2009

Bar Harbor Bankshares
(Exact Name of Registrant as Specified in Its Charter)

Maine
(State or Other Jurisdiction of Incorporation)

841105-D                            01-0393663
(Commission File Number) (IRS Employer Identification No.)

P.O. Box 400
Main Street, Bar Harbor, ME 04609-0400
(Address of Principal Executive Offices) (Zip Code)

(207) 288-3314
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Bar Harbor Bankshares issued a press release today announcing that following its Annual Meeting of Shareholders on May 19, 2009, the Board of Directors conducted its Annual Organizational Meeting and has elected Peter Dodge to serve as Chairman of the Board, succeeding Thomas A. Colwell. Mr. Colwell will assume the role of Vice Chairman, a new Board position approved at the same Board meeting. A copy of the Company’s press release is furnished with this current report as an exhibit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

            (d)     Exhibits No. Description

                    99.1     Copy of Company’s press release dated May 21, 2009 furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2009

BAR HARBOR BANKSHARES

 /s/ Joseph M. Murphy

Joseph M. Murphy
President and Chief Executive Officer